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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________


                                   FORM 8-K/A
                       AMENDMENT NO. 1 TO CURRENT REPORT

                                _______________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  June 21, 2001

                        Commission File Number 000-26933

                                _______________

                         LIONBRIDGE TECHNOLOGIES, INC.
             (Exact Name of registrant as specified in its charter)

             DELAWARE                                        04-3398462
  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                        Identification Number)

    950 WINTER STREET, WALTHAM, MA                              02451
(Address of principal executive offices)                      (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 434-6000

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As previously reported, on June 21, 2001, Lionbridge Technologies, Inc. (the "Company" or "Lionbridge") completed its acquisition of all of the capital stock of Data Dimensions, Inc., a Delaware corporation ("Data Dimensions"), by means of a merger ("the Merger") of Diamond Acquisition Corp., a wholly owned subsidiary of Lionbridge ("Merger Sub") with and into Data Dimensions, pursuant to an Agreement and Plan of Reorganization dated as of March 8, 2001 by and among Lionbridge, Merger Sub and Data Dimensions and as amended by Amendment No. 1 thereto dated as of March 16, 2001, (collectively, the "Merger Agreement").
As a result of the Merger, Data Dimensions became a wholly owned subsidiary of Lionbridge.

     Pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, each issued and outstanding share of common stock, par value $0.001 per share, of Data Dimensions was converted into the right to receive 0.190884 of a share of common stock, par value $0.01 per share, of Lionbridge. Each holder of common stock of Data Dimensions who was otherwise entitled to a fraction of a share of Lionbridge common stock received cash in lieu thereof, equal to such fraction multiplied by $5.6688. As a result of the Merger, upon the closing of the transaction on June 21, 2001, Lionbridge issued an aggregate of 2,588,316 shares of Lionbridge common stock and approximately $1,500 in cash in lieu of fractional shares of Lionbridge common stock in exchange for all of the outstanding shares of Data Dimensions common stock.

     The pro forma combined condensed financial statements filed herewith have been prepared accounting for the merger using the purchase method of accounting.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

     Consolidated Financial Statements of Data Dimensions, Inc. as of December 31, 2000 and 1999 and for the years ended December 31, 2000, 1999 and 1998 were previously filed in Lionbridge's Registration Statement on Form S-4 filed on May 10, 2001 (File No. 333-58564).

     (b)  Pro Forma Financial Information

     Included herein as Exhibit 99.3.

     (c)  Exhibits

     EXHIBIT NO.        DESCRIPTION
------------------      ---------------

        2.1 Agreement and Plan of Reorganization among Lionbridge Technologies, Inc., Diamond Acquisition Corp. and Data Dimensions, Inc. dated March 8, 2001 (filed as Exhibit
                        2.1 to Lionbridge's Current Report on Form 8-K filed on March 19, 2001 (File No. 000-26933) and incorporated herein by reference).

        2.2 Amendment No. 1 to Agreement and Plan of Reorganization among Lionbridge Technologies, Inc., Diamond Acquisition Corp. and Data Dimensions, Inc. (filed as Exhibit 2.2 to Lionbridge's Current Report on Form 8-K filed on March 19, 2001 (File No. 000-26933) and incorporated herein by reference).

       99.1 Press Release dated March 8, 2001 (filed as Exhibit 99.1 to Lionbridge's Current Report on Form 8-K filed on March 9, 2001 (File No. 000-26933) and incorporated herein by reference).

       99.2 Press Release dated June 21, 2001 (filed as Exhibit 99.2 to Lionbridge's Current Report on Form 8-K filed on July 5, 2001 (File No. 000-26933) and incorporated herein by reference).

       99.3 Unaudited Pro Forma Combined Condensed Financial Statements as of and for the three months ended March 31, 2001, and for the year ended December 31, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          LIONBRIDGE TECHNOLOGIES, INC.

                                          By:  /s/  Stephen J. Lifshatz
                                             -------------------------------
                                                 Stephen J. Lifshatz
                                                 Senior Vice President,
                                          Chief Financial Officer and Treasurer


Date:  August 8, 2001

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                                 EXHIBIT INDEX


 EXHIBIT NO.            DESCRIPTION
-------------           -----------

    2.1 Agreement and Plan of Reorganization among Lionbridge Technologies, Inc., Diamond Acquisition Corp. and Data Dimensions, Inc. dated March 8, 2001 (filed as Exhibit
                        2.1 to Lionbridge's Current Report on Form 8-K filed on March 19, 2001 (File No. 000-26933) and incorporated herein by reference).

    2.2 Amendment No. 1 to Agreement and Plan of Reorganization among Lionbridge Technologies, Inc., Diamond Acquisition Corp. and Data Dimensions, Inc. (filed as Exhibit 2.2 to Lionbridge's Current Report on Form 8-K filed on March 19, 2001 (File No. 000-26933) and incorporated herein by reference).

   99.1 Press Release dated March 8, 2001 (filed as Exhibit 99.1 to Lionbridge's Current Report on Form 8-K filed on March 9, 2001 (File No. 000-26933) and incorporated herein by reference).

   99.2 Press Release dated June 21, 2001 (filed as Exhibit 99.2 to Lionbridge's Current Report on Form 8-K filed on July 5, 2001 (File No. 000-26933) and incorporated herein by reference).

   99.3 Unaudited Pro Forma Combined Condensed Financial Statements as of and for the three months ended March 31, 2001, and for the year ended December 31, 2000.